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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of report: August 21, 2000
                        (Date of earliest event reported)


                                     1-10711
                                    ---------
                              (Commission File No.)



                           Sizzler International, Inc.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)




              Delaware                                95-4307254
             ----------                              -------------
    (State or other jurisdiction            (IRS Employer Identification
        of incorporation)                              Number)




          6101 West Centinela Avenue, Suite 200, Culver City, CA 90230
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (310) 568-0135
                               -------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     On August 21, 2000 Sizzler International, Inc. (the "Company") successfully concluded an internal reorganization of its Australian division and a refinancing of its existing credit facility with Westpac Banking Corporation. In connection with the refinancing, the Company increased its existing Westpac credit facility by AUD$8 million to AUD$46 million. The credit facility is to be collateralized by the Company's Australian division assets and certain intellectual property. The loan provides for a three-year term at an interest rate equal to the Australian interbank borrowing rate, plus a 2.25 percent margin. The credit facility is subject to a mandatory principal reduction payment of AUD$10 million by December 15, 2000 in certain events, as well as to other financial and other covenants and restrictions of a kind that management believes is customary for a loan of this type. The Company originally entered into its existing credit facility in 1997 in connection with its emergence from Chapter 11 proceedings. The principal loan documents relating to the refinancing are filed with this report.

On August 23, 2000, the Company issued a press release announcing earnings for the first quarter and same-store sales, which press release is filed with this report.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


     (c) Exhibits

         Number     Description
         ------     -----------


          10.1 AUD$46,000,000 Bill Acceptance and Discount Facility dated August 21, 2000 between Collins Restaurants Management Pty Ltd. and Westpac Banking Corporation.

          10.2 Unlimited Cross Guarantee and Indemnity and Negative Pledge with Financial Ratio Covenants dated August 21, 2000 between various subsidiaries of the Registrant and Westpac Banking Corporation.

          10.3 Guaranty and Indemnity dated August 21, 2000 between the Registrant as Guarantor and Westpac Banking Corporation as Financier.

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          10.4      Stock Pledge August 21, 2000 between Sizzler Asia Holdings,
                    Inc. as Chargor and Westpac Banking Corporation as
                    Financier.

          10.5 Fixed and Floating Charge dated August 21, 2000 between Collins Restaurants Management Pty Ltd. as Chargor and Westpac Banking Corporation as Financier.

          10.6 Fixed and Floating Charge dated August 21, 2000 between Sizzler Asia Holdings, Inc. as Chargor and Westpac Banking Corporation as Financier.

          10.7 Subordination Deed dated August 21, 2000 between the Registrant and various of its subsidiaries as Junior Creditor and Westpac Banking Corporation as Senior Creditor

          99.1      Press Release dated August 23, 2000





                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                           Sizzler International, Inc.


                                           By:  /s/ Steven R. Selcer
                                           ------------------------------
                                           Name:  Steven R. Selcer
                                           Title:   Vice President and
                                           Chief Financial Officer







Dated:  September 01, 2000